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                                                                    EXHIBIT 99.2


                            CARDIOGENESIS CORPORATION



                               AFFILIATE AGREEMENT

     This AFFILIATE AGREEMENT ("AGREEMENT") is dated as of October 21, 1998, between Cardiogenesis Corporation, a Delaware corporation ("CARDIOGENESIS"), Eclipse Surgical Technologies, Inc., a California corporation ("ECLIPSE"), and the undersigned affiliate ("AFFILIATE") of Cardiogenesis.


                                    RECITALS

A. Eclipse, RW Acquisition Corporation, a wholly-owned subsidiary of Eclipse, and Cardiogenesis are concurrently herewith entering into an Agreement and Plan of Reorganization ("MERGER AGREEMENT") which provides for Eclipse and Cardiogenesis to enter into a business combination transaction to pursue their long term business strategies (the "MERGER") (capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement).

B. Pursuant to the Merger, at the Effective Time all outstanding shares of Cardiogenesis Common Stock, including any shares owned by Affiliate, will be converted into the right to receive shares of Eclipse Common Stock as set forth in the Merger Agreement.

C. Affiliate has been advised that Affiliate may be deemed to be an "affiliate" of Cardiogenesis, as the term "affiliate" is used for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations of the Securities and Exchange Commission (the "SEC"), as amended, although nothing contained herein shall be construed as an admission by Affiliate that Affiliate is in fact an affiliate of Cardiogenesis.

D. It will be a condition to effectiveness of the Merger pursuant to the Merger Agreement that the independent accounting firms that audit the annual financial statements of Cardiogenesis and Eclipse will have delivered their written opinion that the Merger will be accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16.

E. The execution and delivery of this Agreement by Affiliate is a material inducement to Eclipse to enter into the Merger Agreement.

     NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

     1. Acknowledgments by Affiliate. Affiliate acknowledges and understands that the representations, warranties and covenants by Affiliate set forth herein will be relied upon by Eclipse, Cardiogenesis, and their respective affiliates, counsel and accounting firms, and that substantial

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losses and damages may be incurred by these persons if Affiliate's representations, warranties or covenants are breached. Affiliate has carefully read this Agreement and the Merger Agreement and understands the terms hereof and thereof.

     2. Covenants Related to Pooling of Interests. During the period beginning from the date hereof and ending on the second day after the day that Eclipse publicly announces financial results covering at least 30 days of combined operations of Eclipse and Cardiogenesis, Affiliate will not sell, exchange, transfer, pledge, distribute, make any gift or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended or having the effect, directly or indirectly, to reduce Affiliate's risk relative to any shares of Eclipse Common Stock or Cardiogenesis Common Stock. Eclipse may, at its discretion, place a stock transfer notice consistent with the foregoing with its transfer agent with respect to Affiliate's shares. Notwithstanding the foregoing, Affiliate will not be prohibited by the foregoing from selling or disposing of shares so long as such sale or disposition is in accordance with the "de minimis" test set forth in SEC Staff Accounting Bulletin No. 76.

     3. Beneficial Ownership of Stock. Except as set forth on the last page of this Agreement, Affiliate does not beneficially own or hold voting power over any shares of Cardiogenesis Common Stock or any other equity securities of Cardiogenesis or any options, warrants or other rights to acquire any equity securities of Cardiogenesis.

     4.   Compliance with Rule 145 and the Act.

          (a) Affiliate has been advised that (i) the resale of the shares of Eclipse Common Stock issued to Affiliate in connection with the Merger will be subject to the restrictions set forth in Rule 145 of the Securities Act of 1933, as amended (the "ACT"), unless otherwise transferred pursuant to an effective registration statement under the Act or an appropriate exemption from registration, (ii) Affiliate may be deemed to be an affiliate of Cardiogenesis,
(iii) no sale, transfer or other disposition by Affiliate of any Eclipse Common Stock received by Affiliate will be registered under the Act OTHER THAN IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. Affiliate accordingly agrees not to sell, transfer or otherwise dispose of any Eclipse Common Stock issued to Affiliate in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Act, or (ii) Affiliate delivers to Eclipse a written opinion of counsel, reasonably acceptable to Eclipse in form and substance, that such sale, transfer or other disposition is otherwise exempt from registration under the Act.

          (b) Eclipse will give stop transfer instructions to its transfer agent with respect to any Eclipse Common Stock received by Affiliate pursuant to the Merger and there will be placed on the certificates representing such Eclipse Common Stock, or any substitutions therefor, a legend stating in substance:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES AND MAY ONLY BE TRANSFERRED IN CONFORMITY WITH RULE 145(d) UNDER SUCH ACT

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     OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE
     TO THE ISSUER IN FORM AND SUBSTANCE THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

          The legend set forth above shall be removed (by delivery of a substitute certificate without such legend) and Eclipse shall so instruct its transfer agent, if Affiliate delivers to Eclipse (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate will be issued in the name of the transferee), or (ii) an opinion of counsel, in form and substance reasonably satisfactory to Eclipse, to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145.

          (c) To the extent required by applicable securities laws, Eclipse agrees, for a period of two (2) years from the date of this Agreement, to file with the SEC in a timely manner all reports and other documents required of Eclipse under the Act and the Securities Exchange Act of 1934, as amended.

     5.   Miscellaneous.

          (a) For the convenience of the parties hereto, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          (b) This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

          (c) This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware.

          (d) If a court of competent jurisdiction determines that any provision of this Agreement is not enforceable or enforceable only if limited in time and/or scope, this Agreement shall continue in full force and effect with such provision stricken or so limited. The parties to this Agreement agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void and unenforceable provision.

          (e) Counsel to and accountants for the parties to the Agreement shall be entitled to rely upon this Agreement as needed.

          (f) This Agreement shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties.

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          (g)  This Agreement shall automatically terminate and have no further force and effect upon such date and time as the Merger Agreement shall have been terminated pursuant to the terms thereof, but will survive the consummation of Merger if such consummation occurs.


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     Executed as of the date shown on the first page of this Agreement.


                                    CARDIOGENESIS CORPORATION


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                    AFFILIATE

                                    By:
                                       -----------------------------------------
                                    Name of Affiliate:
                                                      --------------------------
                                    Name of Signatory (if different from name of
                                    Affiliate):
                                               ---------------------------------
                                    Title of Signatory
                                    (if applicable):
                                                    ----------------------------

          Number of shares of the Cardiogenesis Common Stock beneficially owned by Affiliate:

          ---------------------------------------



          Number of shares of the Cardiogenesis Common Stock subject to options beneficially owned by Affiliate:

          ---------------------------------------







                     ***CARDIOGENESIS AFFILIATE AGREEMENT***


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